HIGHLAND FUNDS II

Highland Energy MLP Fund

(the “Fund”)

Supplement dated March 19, 2014 to the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) for the Fund, each dated February 1, 2014, as supplemented from time to time.

This Supplement provides new and additional information beyond that contained in the Summary Prospectus, Prospectus and SAI and should be read in conjunction with the Summary Prospectus, Prospectus and SAI.

CHANGE OF DISTRIBUTOR

Effective April 1, 2014, Highland Capital Funds Distributor, Inc. (“HCFD”), an affiliate of Highland Capital Management Fund Advisors, L.P., the Fund’s investment adviser, will become the Fund’s distributor. HCFD began operations on November 20, 2013, and the Board of Trustees of the Fund has approved a new underwriting agreement by and among HCFD, Highland Funds I and Highland Funds II. There will be no changes to the expense ratios of the Fund or the services received by the Fund as a result of this change.

Effective April 1, 2014, all references to Foreside Funds Distributors LLC are deleted in their entirety and are replaced with Highland Capital Funds Distributor, Inc.

Effective April 1, 2014, all references to 400 Berwyn Park, 899 Cassatt Road, Berwyn, Pennsylvania 19312 are deleted in their entirety and are replaced with 200 Crescent Court, Suite 700, Dallas, Texas 75201.

HFII-SUP-3/19/14

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SUMMARY PROSPECTUS, PROSPECTUS AND SAI FOR FUTURE REFERENCE.